Exhibit 99.1

SumTotal Systems, Inc.

SumTotal Systems

May 2005

R. Andrew Eckert, CEO

Safe Harbor

Information in this presentation contains forward-looking statements. These statements represent SumTotal’s expectations or beliefs concerning future events and include statements, among others, regarding SumTotal’s financial guidance regarding revenue, profitability, bookings, cost savings, cash balance, operating expenses, and growth of the Company; SumTotal’s inability to obtain an adequate extension from NASDAQ to file both its Form 10-K and its Form 10-Q, and as a result, SumTotal may be delisted from NASDAQ; in the event SumTotal is successful in obtaining an extension from NASDAQ, SumTotal still may not be able to comply with the NASDAQ listing requirements and may, at the end of the extension, if any, be delisted if SumTotal is unable to file its Form 10-K and Form 10-Q by the extension deadline; completion of the year end audit by SumTotal’s independent auditors which may result in adjustments to SumTotal’s financial results reported on Form 8-K on February 2, 2005; the inability of SumTotal’s independent auditors to test SumTotal’s internal controls and procedures or to complete its audit of the 2004 fiscal year due to staleness of data; failure to comply with Section 404 of Sarbanes-Oxley at all; identification by SumTotal or its auditors of additional material weaknesses or significant deficiencies in its internal controls and procedures and/or documentation thereofmarket acceptance of the SumTotal’s 7.0 functionality; customer satisfaction; industry leadership; and the limited operating history of the Company. These statements are not historical facts or guarantees of future performance or events and are based on current expectations, estimates, beliefs, assumptions, goals and objectives, and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed or implied by these statements. You are cautioned not to place undue reliance on any forward-looking statements. Additional factors that could cause actual results to differ include, but are not limited to, other events and other important factors disclosed previously and from time to time in SumTotal’s filings with the Securities and Exchange Commission, including the quarterly report filed on Form 10-Q on November 15, 2004 and Form 8-Ks. SumTotal assumes no obligation to update the information in this presentation.

Page 3 - May 13, 2005

Background & Highlights

The largest single provider of technologies, processes and services in the business performance and learning technology industry Founded by merger of Docent and Click2learn March 2004

NASDAQ: SUMTE

Headquartered in Mountain View, CA

450+ employees & offices in US, Europe, Asia and India

Over 600 enterprise customers

35% Global 50, 40% Fortune 50

Regarded as the most financially stable provider

Cash flow positive $36 million in cash

Last 12 months revenue $65 million (GAAP) and $68 million (Non-GAAP)

“Separately, Click2learn and Docent are already two of the most innovative and reliable companies in the space. Combined as SumTotal, the company is now the most financially viable company focused in this sector and clearly will be a safe bet for large organizations seeking a long-term partner.”

- Trace Urdan

Former Senior Research Analyst ThinkEquity Partners

Page 4 - May 13, 2005

Broad Product Suite Built Around Core LMS

SumTotal Enterprise Suite 7.0

TotalLMS™ learning management system

TotalLCMS™ learning content management system

ToolBook 2004™ desktop authoring and instructional design

TotalVCS™ integration with leading tools for live training

TotalPerformance™ performance management application

TotalAccess™ offline/mobile learning application

TotalInformation™ info management application

TotalCollaboration™ collaboration portal

TotalDashboard™ predictive analytics application

Page 5 - May 13, 2005

Learning and Related Technologies Are Now Mission Critical Applications

SumTotal Business Focus

1. Customer & Channel Education

2. Product Launch & Sales Effectiveness

3. Compliance & Certification

4. Corporate University

5. ERP Rollout

“The SumTotal solution is the #2 most used application in our company [behind Lotus Notes], and one of the top 3 strategic applications in our company.”

- Ford Calhoun CIO, GlaxoSmithKline

Page 6 - May 13, 2005

Industry Solutions Leadership

Manufacturing

Financial Services

High Tech & Telco

Energy & Resources

Life Sciences

Retail

Customer & Channel Education

Product Launch & Sales Effectiveness

Compliance & Certification

Corporate University

ERP Rollout

Page 7 - May 13, 2005

Industry Leading Alliances and Channels

Human Resource Outsourcing

Systems Integrators

Technology

Content

Page 8 - May 13, 2005

Broad Reach Has Created a Unique Customer Asset

Licensed Users (millions)

15 10 5 0

SUMT SAS SEBL

SalesForce.com

Strategic Imperative: Leverage Installed Base

Source: Company Press Releases; Company Analysis

Page 9 - May 13, 2005

Growth and Opportunity Still in Early Phase

Percent Mix

80 70 60 50 40 30 20 10 0

1999 2000 2001 2002 2003 2004

Classroom

Learning Technologies

Source: IDC & SumTotal Estimates U.S. only

Page 10 - May 13, 2005

Core LMS Market is Growing and Stable

US Only Corporate LMS Market Forecast

($ , millions)

CAGR over 16% $1,000 $500 $0

2003 2004 2005 2006 2007 2008

Source: IDC, Bersin & Associates; 2004

Page 11 - May 13, 2005

May 2004 Industry Breakdown

LMS Market Share ($) May 2004

Saba 15%

SAP 1%

SumTotal 22%

TEDS 3%

DK 3%

Gen21 3%

GeoLrn 7%

GeoMet 2%

Intellinex 3%

Knowl Pl’nt 3%

Learn.com

3%

Mer’dn 3%

Oracle 4%

Pathlore 8%

PeopleSoft 5%

Plateau 8%

Thinq 7%

Source: Bersin & Associates

Top 17 vendors

Page 12 - May 13, 2005

SumTotal Has Emerged as the Market Share Leader in a Consolidating Space

LMS Market Share ($) May 2004

Saba 15%

SAP 1%

SumTotal 22%

TEDS 3%

DK 3%

Gen21 3%

GeoLrn 7%

GeoMet 2%

Intellinex 3%

Knowl Pl’nt 3%

Learn.com 3%

Mer’dn 3%

Oracle 4%

Pathlore 8%

PeopleSoft 5%

Plateau 8%

Thinq 7%

Source: Bersin & Associates

Top 17 vendors

Page 13 - May 13, 2005

Versus the competition

Financial

>1.5X Revenue >2X Cash

Experience

3X Customer Base 2X Strategic Partners

Innovation

2X R&D Resources

Service and Support

2X Services Resources

“I think the formation of SumTotal Systems is more than just a merger of two companies. Years from now I think we’ll look back and view the birth of SumTotal as a seminal event in our industry; it signals the official end of the e-learning hype cycle, and the birth of a new era where the focus is on the use of learning technology for bottom-line results.”

- Kevin Kruse Founder, e-Learningguru.com

All figures are approximate

Page 14 - May 13, 2005

Post-Merger Performance Solid (GAAP)

12-month Revenue Increase $ , Millions

70 65 60 55 50 45 40 35 30 25 20

Revenue (GAAP)

Apr 2003 - Mar 2004 Apr 2004 - Mar 2005

Turnaround in Cash Flow $ , Millions

2 1 0 -1 -2 -3

Cash Flow from Operations

Apr 2003 - Mar 2004 Apr 2004 - Mar 2005

Page 15 - May 13, 2005

Post-Merger Performance Solid (Non-GAAP*)

12-month Revenues Increased by 18% $ , Millions

70 68 66 64 62 60 58 56 54 52 50

Revenue (Non-GAAP)

Apr 2003 - Mar 2004 Apr 2004 - Mar 2005

Turnaround in Cash Flow $ , Millions

2 0 -2 -4 -6 -8 -10 -12 -14 -16

Cash Flow from Operations

Apr 2003 - Mar 2004 Apr 2004 - Mar 2005

*The company uses non-GAAP financial data to provide greater visibility on certain financial metrics. A more comprehensive definition and reconciliation to GAAP numbers is included later.

Page 16 - May 13, 2005

Quarterly Revenue Trend (GAAP) $ Millions

25 20 15 10 5 0

7.1 14.1

15.3

18.7

16.7

Q1’04

Q2’04

Q3’04

Q4’04

Q1’05

Page 17 - May 13, 2005

Quarterly Revenue Trend (Non-GAAP) $ Millions

25 20 15 10 5 0

13.8

16.1

16.2

19.5

17.0

Q1’04

Q2’04

Q3’04

Q4’04

Q1’05

Page 18 - May 13, 2005

Net Income/(Loss) (GAAP) $ Millions

0 -1 -2 -3 -4 -5 -6 -7 -8 -9

(7.8)

(4.1)

(2.2)

(1.9)

(2.6)

Q1’04

Q2’04

Q3’04

Q4’04

Q1’05

Sarbanes- Oxley Expense $0.1m $0.4m $0. 3m $0.8m

Page 19 - May 13, 2005

Net Income/(Loss) ( Non-GAAP) $ Millions

1 0 -1 -2 -3 -4 -5 -6 -7

(6.4)

(0.5)

0.1

0.2

(1.0)

Q1’04

Q2’04

Q3’04

Q4’04

Q1’05

Sarbanes- Oxley Expense $0.1m $0.4m $0. 3m $0.8m

Page 20 - May 13, 2005

Balance Sheet

($000’s) Q104 Q404 Q105

Cash & Equivalents $34,801 $34,718 $36,365

Accts Receivable, net 13,942 19,099 16,793

Prepaids 1,996 1,781 2,005

PP&E, net 3,135 2,472 2,734

Intangible Assets 42,032 38,290 37,676

Total Assets $95,906 $96,360 $95,573

Accounts Payable 2,587 3,334 2,716

Accrued Liabilities 7,483 8,551 6,904

Restructuring Accrual 1,518 506 292

Deferred Revenues 9,681 15,690 18,836

Total Liabilities 21,269 28,081 28,748

Total Stockholders Equity $74,637 $68,279 $66,825

Total Liabilities & Equity $95,906 $96,360 $95,573

Page 21 - May 13, 2005

SumTotal Investment Summary

Sizable and growing market

Recognized market leader with unique installed base asset

Key partner / distribution relationships

Strong Balance Sheet

Strong Financial Performance

Plans to expand addressable market by leveraging installed base

Deep and stable management team

Page 22 - May 13, 2005

Appendix

Use of Non GAAP Financials

Reconciliations for slides 15 to 16

Reconciliations for slides 17 to 20

Page 23 - May 13, 2005

Use of Non GAAP Financial Measures

Use of Non-GAAP Financial Measures

SumTotal uses non-GAAP financial measures for internal purposes. Management uses this data to provide greater visibility on the underlying operations and cash flows of the company and to provide better visibility on how the current results compare to the historic results of both Docent and Click2learn. Specifically, these numbers include the full results of both Docent and Click2learn for the periods prior to the merger. They also exclude the impact of the deferred revenue and prepaid license cost adjustments resulting from the acquisition of Docent by Click2learn on March 18, 2004, and exclude certain cash and non-cash charges arising from the acquisition and related transactions including stock based compensation, amortization of intangibles, acquisition costs, in-process research and development and restructuring costs. The company believes this information, when used in conjunction with the GAAP may provide useful additional insight into underlying operations of the company, but should not be considered superior to, or as a substitute for GAAP measures. A reconciliation of the GAAP and Non-GAAP numbers is also provided.

Page 24 - May 13, 2005

GAAP to Non GAAP Reconciliation ($ million) Slides 15 and 16

12 Months to March 31, 2004 12 Months to March 31, 2005

Revenue Cash Flow from Operations Revenue Cash Flow from Operations

GAAP 28.6 (2.9) 64.8 1.8

Docent Pre-acquisition 28.6 (12.8)

Deferred Revenue adjustment 0.9 4.0

Non GAAP 58.1 (15.7) 68.8 1.8

Page 25 - May 13, 2005

GAAP to Non GAAP Reconciliation ($ million) Slides 17 to 20

Q1 04 Q2 04 Q3 04 Q4 04 Q1 05

GAAP Revenue 7.1 14.1 15.3 18.7 16.7

Docent pre-acquisition a 5.8

Deferred revenue adjustment b 0.9 2.0 0.9 0.8 0.3

Non GAAP Revenue 13.8 16.1 16.2 19.5 17.0

GAAP Net Loss (7.8) (4.1) (2.2) (1.9) (2.6)

Docent pre-acquisition a (5.1)

Deferred revenue adjustment b 0.9 2.0 0.9 0.8 0.3

Amortization of intangibles c 0.3 1.1 1.1 1.1 1.1

Stock based compensation d 0.9 0.3 0.3 0.2 0.2

Docent acquisition expenses e 2.2

Restructurong charge f 0.9 0.2

In-process R & D g 1.3

Non GAAP Net Income/(Loss) (6.4) (0.5) 0.1 0.2 (1.0)

Detail of Adjustments a Includes the Docent GAAP revenue and net loss prior to March 18, 2004 b Shows the impact for the period of the Docent deferred revenue as of March 31, 2004 that was not applied against the purchase price of the acquisition c Eliminates the amortization of all intangibles relating to Docent d Eliminates the stock-based compensation charge associated with Docent e Eliminates the acquisition related expenses charges to expense in Docent’s GAAP results f Eliminates the restructuring charge g Eliminates the in-process research and development charge associated with the Docent acquisition

Page 26 -May 13, 2005

SumTotal Systems, Inc.